EXHIBIT 4.1

NUMBER CERT. ******* China Customer Relations Centers, Inc. INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS $0,001 PAR VALUE COMMON SHARES SHARES ******* CUSIP G2118P102 COMMON SHARES THIS CERTIFIES THAT ******* Is The Owner of ******* FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON SHARES OF China Customer Relations Centers, Inc. Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles and Memorandum of Association of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Dated: ******* COUNTERSIGNED AND REGISTERED: VSTOCK TRANSFER, LLC Transfer Agent and Registrar By: AUTHORIZED SIGNATURE President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..................... Custodian.......................
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act. .......................................... (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

, Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY